Licda. Yohanka González
Abogada y Notaria
San José, Costa Rica

YOHANKA GONZÁLEZ GONZÁLEZ, NOTARY PUBLIC WITH OFFICES IN SAN JOSE, COSTA RICA WITH THE FACULTIES GRANTED TO ME BY THE NOTARIAL CODE: CERTIFY AND ATTEST: That the documents attached are true copies and translation of the lease contract over a commercial real estate property signed between the companies **Bigkin S.A,** and **Bosque Tranquilo S.A.** The afore mentioned documents, attested with my hand and raised seal are originals copies and the translation that follows them is accurate and precise. I sign in San José, Costa Rica, at tenth hours of June forth, year two thousand and seven.

QM&A

QUESADA MONGE & ASOCIADOS

ABOGADOS – NOTARIOS

CONTRATO DE ARRENDAMIENTO

Entre nosotros: **Fui King Acon NG actuando en su condición de apoderada generalísima sin límite de suma de la sociedad de esta plaza , denominada Bigkin S.A, con domicilio en Pavas, urbanización La Favorita,300 metros oeste del Parque la Amistad, con cédula jurídica 3-101-201633,** quien en adelante y para efectos de éste contrato será denominado como **"EL PROPIETARIO"**, y el señor **Alejandro Quesada Araya** mayor, divorciado, vecino de San Juan de Tibás, con cédula de identidad 1-820-255 como apoderado generalísimo sin límite de suma de la sociedad Bosque Tranquilo S.A , cédula jurídica 3-10144646900, domiciliada en San Juan de Tibás, en adelante denominado **"EL INQUILINO"**, hemos convenido en celebrar el presente **CONTRATO DE ARRENDAMIENTO DE UN LOCAL**, que se regirá por la Ley General de Arrendamientos Urbanos y Suburbanos, número siete mil quinientos veintisiete de mil novecientos noventa y cinco y las siguientes cláusulas:

CLAÚSULA PRIMERA: DEL OBJETO: EL PROPIETARIO conviene en dar en arrendamiento a favor del **INQUILINO**, de sú finca inscrita en la Sección de Propiedad, Partido de San José, bajo el sistema de folio real matrícula 1207600-000, sita en el distrito noveno cantón primero de la provincia de San José, un local comercial en el ubicado.

Teléfono(506)235-8484 Fax(506)241-2925. Apdo. Postal 1313-1100. San Juan-Tibás, San José, Costa Rica.

CLAÚSULA SEGUNDA: **Descripción del local:** El local se encuentra en buenas condiciones de construcción , seguridad y salubridad y adecuado al fin propuesto , y, se describe así:

Se ubica 330 metros al oeste del Parque la Amistad en San José, Pavas. Mide de frente 12 metros 67 decímetros lineales y de fondo 27 metros 95 decímetros lineales. Consta de una sola planta baja .Pisos de cerámica. Paredes de cemento.

CLAÚSULA TERCERA: **De los cambios y mejoras:** **EL INQUILINO** podrá, sin el consentimiento del propietario hacerle cambios o alteraciones al inmueble. Esas mejoras pasarán a ser parte del inmueble y propiedad del arrendante, ello desde luego en caso de que no puedan ser retiradas por el inquilino sin menoscabo de la edificación.

CLAÚSULA CUARTA: **Del Destino:** El arriendo del local se destinará a clínica y laboratorio dental o cualesquiera otro fin que se relacione con la odontología.

CLAÚSULA QUINTA: **Daños y deterioros:** El inquilino conservará el local en buen estado de conservación., tal y como lo recibe y así deberá entregarlo al vencimiento del contrato de arrendamiento. Responderá por los daños que se le ocasionen al local por su culpa, descuido o negligencia .

CLAÚSULA SEXTA: **Del plazo:** El plazo del arrendamiento es de un año , contado a partir del primero de febrero del 2007, prorrogable por periodos iguales siempre y cuando un mes antes del vencimiento las partes manifiesten su deseo por escrito de continuar con el arrendamiento.

CLAÚSULA SETIMA: **Del precio y de la forma de pago:** El precio del alquiler es la suma de setecientos dólares mensuales, iguales y consecutivos, pagaderos el día primero de cada mes a partir del 1 de febrero del 2007. El inquilino paga en este acto, por adelantado a su propietaria en dinero en efectivo y a su entera satisfacción seis meses de alquileres por un valor total de cuatro mil doscientos dólares de manera que el arriendo del local queda pago y cubierto al 31 de julio del 2007. Al vencimiento del término del contrato, de haber prórroga, se aumentará el precio del arrendamiento mensual en un quince por ciento del monto anterior.

CLAÚSULA OCTAVA: **Gastos: El local lo debe recibir el inquilino en buenas condiciones para los servicios básicos de acueducto, sanitarios y de electricidad.** Los gastos correspondientes a los servicios públicos de electricidad, y agua correrán por cuenta del **inquilino.**

CLAÚSULA NOVENA: **Pago de impuestos:** Correrá por cuenta del **PROPIETARIO** el pago puntual de los impuestos municipales y territoriales que pesan sobre la propiedad donde se ubica el local.

CLAÚSULA DÉCIMA: Deberes del inquilino: EL LOCAL COMERCIAL se entrega en buenas condiciones y en esas mismas condiciones deberá ser devuelto, salvo el normal deterioro por el uso racional y moderado del mismo. Se deberá de mantener en todo momento el orden público y moral.

CLAÚSULA DÉCIMA PRIMERA: Deberes del propietario: EL PROPIETARIO garantiza la legitimidad de su derecho y el uso y goce pacífico del local arrendado por todo el tiempo del contrato de arrendamiento.

CLAÚSULA DÉCIMO SEGUNDA:Desocupación Anticipada: Si **EL INQUILINO** desocupara el **LOCAL** arrendado antes de que se cumpla el plazo de este contrato o de sus eventuales prórrogas, deberá comunicárselo a **EL PROPIETARIO** con un mes de anticipación sin responsabilidad alguna de las partes.

CLAÚSULA DÉCIMO TERCERA: Del Depósito de Garantía: En vista del pago adelantado por seis meses el propietario exime al inquilino del depósito de garantía.

CLAUSULA DECIMA CUARTA: El propietario no puede suprimir ni reducir los servicios de acueducto, alcantarillado, electricidad ni otros servicios necesarios para el uso y goce de la cosa, ni impedir ni restringir el acceso, la luz o la ventilación de la edificación o realizar cualquier otra acciones

que menoscabe altere o amenace el derecho del arrendatario al disfrute pacífico del local.

CLAÚSULA DECIMA QUINTA: <u>Estimación:</u> Se estima el presente contrato en la suma ocho mi cuatrocientos dólares.

En fe de lo cual todos suscribimos, por en la ciudad de San José el día 1 de febrero del año dos mil siete.

EL PROPIETARIO **EL INQUILINO**

Fuiking Acon Ng **Alejandro Quesada Araya**

Firmas son auténticas:

Lic.Carlos A. Quesada

- ABOGADO -

QUESADA MONGE & ASSOCIATES
LAWYERS_ NOTARIES

COMMERCIAL LEASE AGREEMENT

Between us: **Fui King Acon NG in her capacity as holder of a general power of attorney, with no monetary restrictions, of the company of this province called Bigkin S.A, domiciled in Pavas, Urbanización La Favorita, 300 meters west of Parque la Amistad, corporate identity card number 3-I0I-201633**, hereinafter and for the purposes of this agreement referred to as **"THE LANDLORD"**, and Mr. Alejandro Quesada Araya, of full age, divorced, resident of San Juan de Tibás, Costa Rican personal identity card number 1-820-255, in his capacity as holder of a general power of attorney, with no monetary restrictions, of the company Bosque Tranquilo S.A., corporate identity card number 3-101-44646900, domiciled in San Juan de Tibás, hereinafter and for the purposes of this agreement referred to as **"THE TENANT"** have agreed to enter into the present **COMMERCIAL LEASE AGREEMENT**, which will abide by the General Act on Urban and Suburban Rentals, number seven thousand five hundred twenty seven, nineteen ninety five and the following clauses:

FIRST CLAUSE: <u>**OBJECT**</u>: **THE LANDLORD** agrees to lease to **THE TENANT**, her property recorded in the Property Section of the Public Registry, Province of San José, under the "folio real" system license number 1207600-000, located in the ninth district, first canton, of the province of San José, a commercial premise therein located.

SECOND CLAUSE: <u>Description of the Premises:</u> Good condition in terms of construction, security and hygiene and suitable for the intended purpose, and is described as follows:

It is located 330 meters west of Parque la Amistad, in San José, Pavas. It has a front that measures I2.67 square meters, and a depth of 27.95 square meters. One floor. Ceramic floors. Cement walls.

THIRD CLAUSE: C<u>hanges and Improvements</u>: THE TENANT, without the LANDLORD'S consent, may make changes or alterations to the premises. Such improvements will become part of the premises and property of THE LANDLORD, provided that THE TENANT may not remove these without undue damage to the premises.

FOURTH CLAUSE: Intended Use: Premises are intended to be used as a dental clinic and laboratory or any other purpose related to odontology.

FIFTH CLAUSE: Damages and Deteriorations: THE TENANT shall maintain premises in good condition as when received, and shall likewise return it upon expiry of the lease agreement. THE TENANT will be liable for all damages negligently or deliberately caused by him to premises.

SIXTH CLAUSE: **Term**: The term of the lease is one year as of the first day of the month of February 2007, and shall be renewable for equal subsequent periods provided that one month in advance to the expiration date, the parties state in writing their desire to renew the lease.

SEVENTH CLAUSE: **Price and Form of Payment**: The rental price is the sum of US$700.00 (Seven Hundred US Dollars) a month, payable the first day of every month as of February 1st, 2007. THE TENANT hereby paid in cash and in advance to THE LANDLORD, to her entire satisfaction, six (6) months of rent for a total value of US$4,200.00 (Four Thousand Two Hundred US Dollars). Therefore, rent payments for the premises are covered until July 31st, 2007. Upon the expiration of the rental term, if it is renewed, the monthly rental price will increase by fifteen percent (15%).

EIGHTH CLAUSE: **Expenses**: **THE TENANT must receive premises in good conditions in terms of basic services such as water, sanitation and electricity.** The timely payment of utilities such as electricity and water will be the responsibility of **THE TENANT.**

NINTH CLAUSE: **Payment of Taxes**: The timely payment of municipal and land taxes levied on the property where premises are located will be THE LANDLORD'S responsibility.

TENTH CLAUSE: Tenant's Duties: THE COMMERCIAL PREMISES were delivered in good condition, and must likewise be returned, except for reasonable tear and wear. Public order and moral must be maintained at all times. Public order and good morals must be maintained at all times.

ELEVENTH CLAUSE: Landlord's Duties: THE LANDLORD guarantees the legitimacy of his right and THE TENANT'S peaceful use and enjoyment of the leased premises during the entire lease term.

TWELFTH CLAUSE: Early Vacancy: If THE TENANT were to vacate the leased PREMISES before the expiration date of this agreement or that of its eventual renewals, he must provide written notice to THE LANDLORD one month in advance without incurring in any liability.

THIRTEENTH CLAUSE: Security Deposit: Considering that THE TENANT paid six months rent in advance, THE LANDLORD will not require a security deposit.

FOURTEENTH CLAUSE: THE LANDLORD may not suspend or reduce water, sanitation, electricity or other services necessary for the use and enjoyment of the premises, or hinder or restrict the access, light or ventilation of the premises or perform any other action that undermines, alters or threatens THE TENANT'S right to a peaceful enjoyment of the premises.

FIFTEENTH CLAUSE: **Valuation**: The present agreement is valuated in the sum of US$8,400.00 (Eight Thousand Four Hundred US Dollars).

In witness whereof, we all sign in the city of San José, on the first day of the month of February of the year two thousand seven.

THE LANDLORD	**THE TENANT**
Fuiking Acon Ng	**Alejandro Quesada Arroyo**

Signatures are authentic:

Lic. Carlos A. Quesada

- LAWYER -